UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2019

CURO GROUP HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38315	90-0934597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 425-1410

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

Consent Solicitation

As previously announced on the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 1, 2019 (incorporated herein by reference), on February 1, 2019, CURO Group Holdings Corp. (the “Company”) launched a consent solicitation of the holders (“Holders”) of all of its 8.250% Senior Secured Notes due 2025 (the “Notes”) requesting consent to implement one or more of the “Proposed Transactions” and to provide a one-time waiver with respect to certain provisions contained in the indenture governing the Notes to permit the implementation of any of the “Proposed Transactions” (the “Proposed Waiver/Consent”). For a description of the “Proposed Transactions,” please see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 31, 2019, which description is incorporated herein by reference. On February 8, 2019, the Company received consents to the Proposed Waiver/Consent from Holders holding a majority in aggregate principal amount of the outstanding Notes and the Proposed Waiver/Consent became effective.

In connection with the consummation of the consent solicitation, Holders of $680,578,000 aggregate principal amount of Notes delivered valid consents at or prior to the expiration of the consent solicitation, and a cash payment of $10.00 per $1,000 in aggregate principal amount of Notes will be paid to such consenting Holders.

About CURO

CURO Group Holdings Corp. (NYSE: CURO), operating in three countries and powered by its fully integrated technology platform, is a market leader by revenues in providing short-term credit to underbanked consumers. In 1997, the Company was founded in Riverside, California by three Wichita, Kansas childhood friends to meet the growing consumer need for short-term loans. Their success led to opening stores across the United States and expanding to offer online loans and financial services across three countries. Today, CURO combines its market expertise with a fully integrated technology platform, omni-channel approach and advanced credit decisioning to provide an array of short-term credit products across all mediums. CURO operates under a number of brands including Speedy Cash, Rapid Cash, Cash Money, LendDirect, Avío Credit, WageDayAdvance, Juo Loans, and Opt+. With over 20 years of operating experience, CURO provides financial freedom to the underbanked.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of February, 2019.

CURO Group Holdings Corp.

By:	/s/ Vin Thomas
Name:	Vin Thomas
Title:	Chief Legal Officer